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                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: July 8, 2004
             Date of Earliest Event Reported: July 8, 2004


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

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Item 5.   Other Events

On July 8, 2004, the Company issued the press release, attached hereto as
Exhibit 99.1, announcing that its current Chief Executive Officer,
Larry N. Stevenson, will succeed Bernard J. Korman as Chairman of the Board. Mr. Stevenson will assume the additional responsibilities of Chairman effective upon Mr. Korman's retirement at the Board's next regularly scheduled meeting in September. William Leonard, President and CEO of ARAMARK, will serve as the Company's Presiding Director.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following exhibits are filed with this report.

Exhibit No. 99.1                Press Release dated July 8, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ George Babich, Jr.
                               --------------------------------------
                               George Babich, Jr.
                               President
                               and Chief Financial Officer


Date:  July 8, 2004